Exhibit 10.14

NEITHER THIS SECURITY NOR THE SECURITY INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

SECURED CONVERTIBLE PROMISSORY NOTE

$_________	________, 20__

FOR VALUE RECEIVED, DRTATTOFF, LLC, a California limited liability company located at 8447 Wilshire Boulevard, Suite 102, Beverly Hills CA 90211 (the “Borrower”) hereby promises to pay to the order of _________________ (the “Holder”), the principal sum of _________________ Dollars ($_________), upon the following terms:

1. Security. This Note is secured as set forth in the Pledge and Security Agreement of even date herewith.

2. Interest Rate. Interest shall accrue on the unpaid principal balance of this Note from the date of issuance until paid or converted in full at the rate of ten percent (10%) per year, calculated on a 365/366 day year, as applicable, provided, however, that upon an Event of Default, interest shall accrue as provided in Section 8 hereof.

3.  Payment Terms. The Borrower agrees to pay the unpaid principal balance of this Note and all accrued and unpaid interest on the date that is the earlier of (i) six months from the date of issuance, or (ii) five (5) business days from the date of closing by Borrower of equity financing in the aggregate of not less than $5.0 million (the “Maturity Date”), unless previously converted in accordance with Section 5 hereof. Borrower may prepay all or any part of interest or principal at any time without penalty.

4. Manner and Place of Payment; Holidays. All payments on this Note shall be made in coin or currency which, at the time or times of payment, constitute legal tender for public or private debts in the United States of America. All payments on this Note shall be made to Holder at the address stated above, or at such other address as Holder shall designate in writing. If the prescribed date of payment of any of the principal or interest hereon is a Saturday, Sunday or legal holiday, such payment shall be due on the next succeeding business day.

5. Conversion Rights.

(i) Conversion. The Holder, at its option, so long as any portion of this Note remains outstanding, may elect to convert any outstanding and unpaid principal portion of this Note, and any accrued and unpaid interest (the date of giving of such notice of conversion being a “Conversion Date”) into units of membership interests of the Company (“Units”) as such interests exist on the date of issuance of this Note, or any shares of capital stock or securities of Borrower into which such Units shall hereafter be changed or reclassified, at the conversion price as defined in Section 5(ii) hereof (the “Conversion Price”), determined as provided herein. Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) a certificate evidencing the Units issuable for the portion of the Note converted in accordance with the foregoing. The Units issuable upon conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price. On the Conversion Date any and all obligations of the Borrower with respect to the portion of the Note so converted shall be deemed satisfied, and the Borrower will have no further obligation under the Note with respect to such converted portion in any way other than to issue the Units and Warrants (as set forth in Section 6 below).

(ii) Conversion Price. Subject to adjustment as provided in Section 5(iii) hereof, the Conversion Price per Unit shall be $1.00. Fractional Units will not be issued and will instead be rounded up to the nearest whole Unit.

(iii)  Adjustment. The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 5(i), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.

B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Units into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Units issuable immediately prior to such reclassification or other change.

C. Splits, Combinations and Dividends. If the Units are subdivided or combined into a greater or smaller number of Units, or if a dividend is paid on the Units in the form of additional Units, the Conversion Price shall be proportionately reduced in case of subdivision of Units or Unit dividend or proportionately increased in the case of combination of Units, in each such case by the ratio which the total number of Units outstanding immediately after such event bears to the total number of Units outstanding immediately prior to such event.

(iv) Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 5(i) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

(v) Registration Rights. The Holder is entitled to the registration rights set forth in Annex A attached hereto and made a part hereof.

6. Warrant Coverage.

(i) Upon Conversion. In the event this Note is converted, in whole or in part, in the manner set forth in Section 5 herein, then Holder shall also receive at the time of conversion a Unit purchase warrant (“Warrant”) to purchase ½ Unit, or the equivalent thereof, at an exercise price of $1.00 per Unit, subject to adjustment in accordance with the Warrant agreement, for each Unit issued upon conversion of the Note.

(ii)  At Maturity. In the event all or a portion of this Note remains outstanding on the Maturity Date, then Holder shall receive on such date a Warrant to purchase one (1) Unit, or the equivalent thereof, at an exercise price of $1.00 per Unit, for each Unit which would have been issued had the principal balance and accrued and unpaid interest outstanding on the Maturity Date been converted in accordance with Section 5 herein.

(iii)  Expiration Date. All Warrants will expire five years from the date of this Note.

7. Events of Default and Acceleration. Time is of the essence of this Note. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (i) Borrower's failure to pay timely any amount due hereunder, and such failure continues for ten (10) business days; (ii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against Borrower, Borrower shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within ninety (90) calendar days thereafter; (iii) any material breach by Borrower, that remains uncured for greater than 5 days after receipt of written notice of same, of any of the terms of this Note (other than payment obligations) or the Warrants issued by Borrower in connection with this Note; (iv) dissolution of the Borrower; or (v) cessation or liquidation of the Borrower's business or suspension of the Borrower's business for more than forty-five consecutive days. If any such Event of Default occurs, Holder may, then or at any time thereafter, and at its option, accelerate maturity and cause the entire unpaid principal balance of this Note, together with interest accrued hereon, to become immediately due and payable. If Holder waives Holder's right to accelerate maturity as a result of an Event of Default hereunder, either one or more times or repeatedly, nevertheless Holder shall not be deemed to have waived the right to require strict compliance with the terms of this Note thereafter.

8. Interest After Event of Default, Acceleration or Maturity. Upon an occurrence of an Event of Default hereunder, the entire unpaid balance of said principal sum and interest then accrued shall bear interest, while such Event of Default continues both before and after judgment, at ten percent (10%) per year on the unpaid balance until paid, calculated on a 365/366 day year, as applicable.

9. Application of Payments. All sums paid hereon shall be applied first to the payment of accrued interest due on the unpaid principal balance and the remainder to the reduction of unpaid principal.

10. Attorney's Fees and Expenses. In the event that Holder or other holder of this Note brings suit hereon, or employs an attorney or incurs expenses to compel payment of this Note or any portion of the indebtedness evidenced hereby, or to cure any Event of Default under this Note, whether through suit, probate, insolvency, reorganization, bankruptcy or any other legal or informal proceeding, the Borrower and all endorsers, guarantors and sureties agree additionally to pay all reasonable attorney's fees, court costs and other reasonable expenses thereby incurred by Holder or other holder of this Note.

11. Waiver. Except as may be required by law, Borrower and all guarantors of this Note, both before and after maturity, hereby expressly (i) waive all protest, notice of protest, demand for payment, presentment for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of dishonor, bringing of suit, and diligence in taking any action to collect any amounts called for hereunder and in the handling of properties, rights or collateral at any time existing in connection herewith; (ii) consent to and waive notice of any one or more renewal, extension or modification of this Note, whether made to or in favor of the Borrower or any other person or persons, regardless whether such renewal, extension or modification modifies the terms, interest rate or time for payment of the Note and regardless of the length of term of the renewal, extension or modification; (iii) consent to and waive notice of any substitution, exchange or release of any security hereafter given for this Note; (iv) consent to and waive notice of the release of any party primarily or secondarily liable hereon; (v) consent to and waive notice of any other indulgences, none of which shall otherwise affect the liability of any of said parties for the indebtedness evidenced by this Note; and (vi) agree that it will not be necessary for Holder, in order to enforce payment of this Note, first to institute suit against or to exhaust Holder's remedies against Borrower or any other party liable hereunder, or to proceed against any other security for this Note.

12. Parties in Interest. This Note may be assigned by Holder at any time upon notice to and with written consent of Borrower. This Note may not be assigned by Borrower without the prior written consent of Holder. This Note will be binding in all respects upon Borrower and inure to the benefit of Holder and its permitted successors and assigns.

13. Definitions. The terms "Borrower" and "Holder" and other nouns and pronouns include the singular and/or the plural, as appropriate. The terms "Borrower" and "Holder" also include their respective heirs, personal representatives, permitted successors and assigns. The term "Holder" includes subsequent permitted holders of this Note.

14. Choice of Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts of California. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. Neither party shall be entitled to injunctive relief to prevent or cure breaches of the provisions of this Note. If any party shall commence a proceeding to enforce any provisions of this Note, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

15. Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) business day after delivery to an overnight carrier with instructions to deliver to the applicable address set forth above, or, if sent by facsimile, upon receipt of a confirmation of delivery.

16. Severability. If any part of this Note is adjudged illegal, invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note that can be given effect without such provision.

17. Amendments. This Note may not be varied, amended or modified except in writing signed by the Borrower and the Holder.

18. Member Status. The Holder shall not have rights as a member of the Borrower with respect to unconverted portions of this Note. However, the Holder will have all the rights of a member of the Borrower with respect to the Units to be received by Holder after delivery by the Holder of a Conversion Notice to the Borrower.

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of the date first set forth above.

BORROWER:

By:
Name:	James Morel
Its:	Chief Executive Officer

Exhibit 10.14

NOTICE OF CONVERSION

(To be executed and delivered by the Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by DRTATTOFF, LLC (the “Borrower”) on ______________, 20___ into Units of the Borrower according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:________________________________________________________________________________

Conversion Price:__________________________________________________________________________________

Units To Be Issued:________________________________________________________________________________

Signature:________________________________________________________________________________________

Print Name:_______________________________________________________________________________________

Address:________________________________________________________________________________________

_______________________________________________________________________________________________

Exhibit 10.14
ANNEX A

REGISTRATION RIGHTS

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Note shall have the meanings given such terms in the Note. As used herein, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Holder” or “Holders” means the Note Holder or Holders to the extent any of them hold Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5.2.

“Indemnifying Party” shall have the meaning set forth in Section 5.2.

“Piggy-Back Registration” is defined in Section 2.1.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the membership interests issuable upon conversion of the Note, or other securities of the Company or any other issuer or issuable in respect of such Units (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, combinations or similar events, if applicable); provided, however, that the Units which are Registrable Securities shall cease to be Registrable Securities upon any sale or transfer of such securities pursuant to a Registration Statement, Section 4(1) of the Securities Act, Rule 144 under the Securities Act or otherwise.

“Registration Statement” means a registration statement filed by the Company with the Commission on any registration form prescribed by the Commission permitting a secondary offering or distribution, other than on Form S-4, Form S-8 or similar forms.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Trading Market” means any of the Pink Sheets LLC electronic quotation service, NASD OTC Bulletin Board, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, American Stock Exchange or the New York Stock Exchange.

“Note” means the Convertible Promissory Note issued by the Company.

2. PIGGY-BACK REGISTRATION.

2.1 At any time and from time to time while any portion of the Note remains outstanding, whenever the Company proposes to file a Registration Statement, the Company will prior to such filing give written notice to Holder of its intention to do so and, upon the written request of Holder given within ten (10) days after the Company provides such notice, the Company shall use its good faith efforts to cause all Registrable Securities which the Company has been requested by Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation or liability to Holder. In the Holder’s request, the Holder will be required to describe briefly its proposed disposition of the Registrable Securities. However, in connection with any registration under Section 2, the Holder’s Registrable Securities shall be junior and subordinate to any registration rights granted by the Company which are already outstanding, and any senior registration rights granted by the Company in the future.

2.2 In connection with any registration under Section 2 involving an underwritten offering of the Company’s securities, the Company shall not be required to include any Registrable Securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Securities which Holder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, which the managing underwriter or underwriters believe may be sold without causing such adverse effect. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of Registrable Securities which Holder has requested to be included, then Holder and each participant other than the Company in such underwriting shall participate in the underwriting pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of securities the Company may register for sale by giving first priority for the securities to be registered for issuance and sale by the Company and the underwriter, and by giving second priority for the securities to be registered for sale by any holder of Registrable Securities pursuant to the terms of this Agreement.

2.3 In connection with any registration under this Section 2 involving a selling stockholder registration statement or any other registration statement not involving an underwritten offering of the Company’s securities, the Company reserves the right to include only that number of Registrable Securities, if any, as it shall determine in its sole discretion, may be sold without jeopardizing the success of the offering or having an adverse effect on the offering. If the number of Registrable Securities to be included in the offering in accordance with the foregoing is less than the total number of Registrable Securities which Holder has requested to be included, then Holder and each participant other than the Company in such offering shall participate in the offering pro rata based upon their total ownership of Registrable Securities. Any such limitation shall be imposed in such manner so as to avoid any diminution in the number of securities the Company may register for sale by giving first priority for the securities to be registered for issuance and sale by the Company, and by giving second priority for the securities to be registered for sale by any holder of Registrable Securities pursuant to the terms of this Agreement.

2.4  Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 4 hereof.

3.  REGISTRATION PROCEDURES. When the Company proposes to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

3.1 furnish to the Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

3.2 use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

3.3 list the Registrable Securities covered by the Registration Statement with any Trading Market on which the equity securities of the Company is then listed.

4. REGISTRATION EXPENSES. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any counsel to the Holders, are called “Selling Expenses” and shall be the responsibility of the Holder. The Company shall only be responsible for all Registration Expenses.

5. INDEMNIFICATION.

5.1 In the event of a registration of the Registrable Securities, the Holder (subject to the provisions of Section 5.2) will indemnify and hold harmless the Company or its successor, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to the Note, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon said Holder’s untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of said Holder specifically for use in any such document, or (ii) in connection with a Holder’s sale of Registrable Securities, including without limitation alleged violations of Regulation M. Notwithstanding the provisions of this paragraph, no Holder shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by said Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

5.2 Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5.2 and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5.2 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5.2 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and if counsel shall have reasonably concluded that there may be reasonable defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party in either case which would prohibit such counsel from representing both parties under applicable conflicts of interest rules of professional ethics, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Neither party shall settle any proceeding for which indemnification is sought without the written consent of the other party, which shall not be unreasonably withheld.

5.3  Notwithstanding any provision herein to the contrary, each Holder shall be treated individually and separately from all other Holders under this Section 5, and will not become the subject of any obligation under this Section 5 as a result of any action, failure to act, statement, omission, or otherwise of any other Holder hereunder.